LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated November 27, 2017 to the Prospectus and Summary Prospectus of the Loomis

Sayles Small Cap Value Fund, dated February 1, 2017, as may be revised and supplemented from time to time.

On November 17, 2017, the Board of Trustees of Loomis Sayles Funds I approved the re-opening of the Loomis Sayles Small Cap Value Fund to new investors. Effective November 27, 2017, the Loomis Sayles Small Cap Value Fund will begin accepting orders for the purchase of shares from new investors.

Accordingly, all references to the Loomis Sayles Small Cap Value Fund being closed to new investors are hereby removed from the Prospectus and Summary Prospectus.